Loan Agreement,

Mizuho Bank, Ltd.

Date of Execution

8/13/2010

I (herewith) agree to sign the following loan agreement with Mizuho Bank, Ltd.

Borrower	Address	4F Frontier Ebisu, 3-13-11 Higashi, Shibuya, Tokyo 150-0011
	Name	T.O Entertainment, Inc. Takeichi Honda, CEO

Loan Guideline (Mark with ¥ followed by amount)

Loan Amount	Loan Amount (Total)		Loan Date
	¥80,000,000		2010.08.17

	Repayment Due	Day	If Holiday	Repayment Account
Method of Repayment	2020.7.31	Month End	1 Bus. Day Prior	038-2228715

	¥80,000,000 split evenly into monthly payments starting August 2010
	First ¥667,000	From Second ¥667,000		Final ¥667,000

Interest	•Loan Rate	2.00%
Payment	•Interest Payment	Monthly payments starting August 2010

		Guarantee Company
		Tokyo Credit Guarantee Asso.
		Guarantor No. 1006512328

		Purpose:
		Long term operation, cash flow

Joint Guarantor	Address		2-9-11 Nakamagone, Ota Tokyo 143-0027 T: 03-6759-4916
	Name		Takeichi Honda

Provisions:

Clause 1: In case of Special Contract for Split Loans

  N/A

Clause 2: Debit of principal and interest from bank account

1)

Borrow will repay loan via electronic debiting of designated account.

2)

Should the designated account have insufficient funds to make payment on each payment day, the borrower will immediately transfer necessary amount into account.  Bank may make payment of balance the next day.

Clause 3: Interest/Damage

1)

Repayment of interest will be made within one month of installment payment.

2)

Should funds be insufficient to pay interest or payment not be made, a

14% of that interest amount will be charged.

3)

Any damages from the above will be handled in accordance with Clause 2

Clause 4: Burden of expense:

  Borrowed fully bears the burden of all expenses

Clause 5: Debit of Incidental/Ancillary Expenses from Account

1)

Incidental costs (such as receiving agent fee, guarantee fee in arrears,

Registration cost, etc) will be debited to borrower account.

2)

Payment will be treated the same way as specified in Clause 2

Clause 6: Holidays

  “Holidays” herein are defined in accordance with Bank Law 15.1 to be

  Japanese holidays, whereas all other days are to be considered “business days.”  In the event that a payment day falls on a holiday, payment should be remitted on the business day previous to said holiday.

Clause 7: Repayment Prior to Cutoff

  In the event that the borrower attempts to pay off all sums owed in a lump sum prior to the specified deadline, prior consent must be obtained from the

Clause 8: Cession of Obligation

1)

Borrower gives advance consent for the bank to transfer the loan claim to a different financial institution.  In this event, transfer of the loan can occur without the bank informing the borrower.  Borrower will then continue to repay contract amount to the transferee under the same method.

  Additional clauses or separate contract may be necessitated after transfer.

2)

In accordance with the previous paragraph, should the loan claim be transferred to a separate institution, bank will act as transferees proxy and continue to collect on transferees behalf terms on the contract.

Clause 9: Financial Statement

  Borrower will submit a business report and a balance sheet or profit and loss statement to the bank every accounting period.

Clause 10: Responsibility to Create Notarized Document

  Borrower or Guarantor is required to create notarized document regarding the debt should bank request it.

Clause 11: Guarantee

1)

Guarantor agrees to to undertake the guarantee of the debt on behalf of the borrower under the same terms as the contact, and will contract separately with the borrower if needed.

2)

Depending on circumstances, the bank can choose to allow the guarantor to offer collateral, change the guarantee, or claim exemption from responsibility in event of cancellation.

3)

Guarantor can not expiate a debt with money or other liabilities already collected by bank.

4)

Should the Guarantor fulfill the debt subrogation, the bank must first agree to it.  Furthermore, the intent and price of the subrogated cash will then be prioritized and settlement will be applied.

5)

Guarantor can make other guarantees as long as it does not affect this contract.  Mazimum amounts from other guarantees will be taken into account for this guarantee amount.

Clause 12: Notification of Parent or Guardian

  N/A